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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                           C U R R E N T   R E P O R T

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 January 6,1995
                                 --------------
                Date of Report (Date of earliest event reported)


                              Lamonts Apparel, Inc.
                              ---------------------
             (Exact Name of Registrant As Specified In Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


           0-15542                           # 75-2076160
- ------------------------------          --------------------------------
 (Commission File Number)               (IRS Employer Identification No.)


  3650 131st Avenue S.E., Bellevue, Washington         98006
  --------------------------------------------      ----------
   (Address of Principal Executive Offices)         (Zip Code)


                                 (206) 562-8386
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          ------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)


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Item 3:  Bankruptcy or Receivership.
- -----------------------------------

          On January 6, 1995, the Registrant filed a voluntary petition for reorganization relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Western District of Washington. The Registrant is in possession of its property and is maintaining and operating its business as a debtor-in-possession. A press release issued by the Registrant on January 6, 1995, is attached as an exhibit hereto and incorporated by reference in its entirety.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Lamonts Apparel, Inc.
                                        ---------------------
                                        Registrant


Dated:  January 10, 1995



                                        /s/ Earle J. Spokane
                                        -----------------------
                                        Name:  Earle J. Spokane
                                        Title:     Executive Vice President
                                                   and Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit Number                     Description
- --------------                     -----------

99.1                               Press Release,
                                   issued on
                                   January 6, 1995


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